UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2020

Digital Development Partners, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52828 (Commission File Number)	98-0521119 (IRS Employer Identification No.)

17800 Castleton Street, Suite 300, City of Industry, California 91748

(Address of principal executive offices, including zip code)

(626) 581-3335

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)       Former Independent Registered Public Accounting Firm. On February 25, 2020, the Board of Directors of Digital Development Partners, Inc. (the “Company”) chose not to renew the engagement of MaloneBailey, LLP (“MB”), which was then serving as the independent registered public accounting firm of the Company, and notified MB that it would be dismissed as the independent registered public accounting firm of the Company, effective immediately. The Company has authorized MB to respond fully to the inquiries of Farmer, Fuqua & Huff, P.C., the successor auditors.

MB’s reports on the Company’s financial statements for the years ended December 31, 2018 and 2017, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that MB’s reports for the fiscal years ended December 31, 2018 and 2017, included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through February 25, 2020: (i) there were no disagreements between the Company and MB on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

The Company has provided MB with the disclosures under this Item 4.01(a) and has requested and received from MB a copy of the letter addressed to the Securities and Exchange Commission stating that MB agrees with the above statements. A copy of the letter from MB is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       New Independent Registered Public Accounting Firm. On February 25, 2020, the Board of Directors of the Company approved the appointment of Farmer, Fuqua & Huff, P.C. (FFH) as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through February 25, 2020, neither the Company nor anyone acting on behalf of the Company had consulted FFH regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did FFH provide a written report or oral advice to the Company that FFH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2020.

DIGITAL DEVELOPMENT PARTNERS, INC.

By:	/s/ FABIAN G. DENEAULT
Fabian G. Deneault
President